Exhibit 99.1

                                                  August 5, 1998

LOCKHART CARIBBEAN CORPORATION
No. 44 Estate Thomas, P.O. Box 7020
St. Thomas, U.S. Virgin Islands 00801
phone (340) 776-1900   fax (340) 776-1940
www.lockhart.com

Contact:  Christine O'Keefe
email:  okeefe@lockhart.com

                             FOR IMMEDIATE RELEASE:

                           LOCKHART CARIBBEAN EXPANDS
                             ITS FINANCIAL SERVICES
                      BY ACQUIRING TWO INSURANCE COMPANIES

(St. Thomas, USVI) John P. de Jongh, Jr., President and Chief Operating Officer of Lockhart Caribbean Corporation ("Lockhart Caribbean"), announced today that Lockhart Caribbean has signed definitive agreements to acquire all the outstanding common stock of Guardian Insurance ("Guardian"), a U.S. Virgin Islands-based insurance company, and Heritage Insurance ("Heritage"), a British Virgin Islands incorporated company, for a combination of cash and Class A Common Stock in Lockhart Caribbean. The parties expect to consummate the acquisition no later than October 31, 1998.
     "Ownership of these two insurance companies complements our recently acquired Premium Finance Company of the V.I., Inc. and its Eastern Caribbean subsidiary, PFC-EC, which are in the business of financing individual and business insurance premiums," noted de Jongh. "The purchase of Heritage and Guardian continues Lockhart's diversification into financial services, both here in the U.S.V.I. and throughout the Eastern Caribbean, a world with which we are familiar and have many ties. On the financial side, based on 1997 figures from Guardian and Heritage, immediately with this acquisition, and before taking account of our plans for growth in future years throughout the Eastern Caribbean, Lockhart Caribbean stands to more than double its revenues on an annualized basis, with significant contribution to net income as well," continued Mr. de Jongh. Prior to joining LCC, Mr. de Jongh served as Commissioner of Finance for the Government of the Virgin Islands, as Executive Assistant to the Governor of the U.S. Virgin Islands, and Vice President with Chase Manhattan Bank.


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     "The  purchase of the two  insurance  companies is a means of  diversifying
Lockhart Caribbean's revenue stream and geographic concentration and is a vehicle to tap into the consumer financial services area in the Caribbean region," stated Wesley S. Williams, Jr., Esq., Co-Chairman of the Board and Co-Chief Executive Officer of Lockhart. Mr. Williams, a partner in Covington and Burling in Washington, D.C., has an advanced degree in insurance law from Columbia University in New York City, was an adjunct professor of finance and financial services at Georgetown Law, and is senior member of the Board of Penn Mutual Life Insurance Company, which he has served as trustee and consultant for 20 years. "This is an ideal marriage of the strong assets held by Lockhart, one of the oldest and largest property owner/developer businesses in the U.S. Virgin Islands, and the strong revenues generated by Guardian and Heritage Insurance Companies," continued Williams.
     According to George H. T. Dudley, Esq., Co-Chairman of the Board and Co-Chief Executive Officer of Lockhart, Lockhart will continue to maintain its commercial property ownership and development business in the U.S. Virgin Islands. "The U.S. Virgin Islands is Lockhart's home, and has been its place of business for 115 years. The decision to purchase businesses that carry us further into the Caribbean only strengthens and supports our home base here in the U.S.V.I., and helps to insure our long term financial strength and our ability to continue our historic development activity for the improvement of our own community." Dudley also is the founder of the U.S. Virgin Islands' largest law firm, Dudley, Topper and Feuerzeig and his personal practice focuses on consumer finance and banking. "Our management team's vast expertise in law, banking, and insurance, and our real property assets, which can be used to strengthen the insurance and other financial services businesses, are being teamed with the lifelong careers and expertise of the senior management of Guardian and Heritage - Raymond Fournier, Octavio Estrada, Warner Bowers, Karen John and Celso Vargas - in the insurance field, and their potential for addressing the large, but under-served Spanish-speaking market," continued Dudley.
     Guardian Insurance was formed in 1984, and is authorized to write personal and commercial lines of insurance in the U.S. Virgin Islands. "The tenor of the initial approach by Lockhart Caribbean concerning our willingness to entertain a sale, together with our ensuing discussions about areas of opportunities, our

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commitment to our existing customers,  agent relationships and markets,  gave us the assurance that Lockhart  Caribbean will provide an even stronger  foundation
to   Guardian's   commitment  to  provide  this   territory   with  quality  and
dependability in insurance offerings and customer services," noted Mr. Raymond Fournier, President of Guardian. "My family has enjoyed a very special relationship with the Virgin Islands community, and through the commitment and dedication of our staff, we have grown this company to become an integral part of it. I believe that our combination with Lockhart Caribbean, with its history and staff, gives the community two entities that are committed to the territory and its long-term future and betterment." Guardian's primary lines of business include automobile physical damage and automobile liability coverage. Guardian has offices in St. Thomas and St. Croix, and is one of the oldest domestic insurance companies in the U.S. Virgin Islands. Lockhart intends to retain existing management and staff of both Guardian and Heritage, led by Mr. Raymond Fournier, President, and Mr. Octavio Estrada, Executive Vice President.
     Heritage Insurance was formed in 1992, and is organized under the laws of the British Virgin Islands, as a property and casualty insurer authorized to originate risks located in the British Virgin Islands, the Turks and Caicos Islands, and Anguilla, W.I. Heritage has offices in the British Virgin Islands and the Turks and Caicos Islands. Guardian and Heritage have, combined, 27 employees.
     On  February  4,  1998,  Lockhart  Caribbean   Corporation's   registration
statement for an initial public offering was declared effective by the U.S. Securities and Exchange Commission (the "SEC"). Shortly thereafter, the Company commenced accepting subscriptions for units consisting of shares of the
Company's Class A Common Stock and warrants. Although the announced initial subscription period (one year) has another six months to run, Lockhart Caribbean, as a result of the acquisition of Guardian and Heritage, is now legally required to suspend its offering - and to cease accepting subscriptions
- until an extensive post-effective amendment to its registration statement covering these acquisitions has been filed with the SEC and itself declared effective.
                                                      * * * *
Lockhart Caribbean Corporation ("LCC"), headquartered on St. Thomas, is the largest owner of shopping centers in the U.S. Virgin Islands, and is one of the

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largest owners of undeveloped land on St. Thomas, variously zoned for commercial and residential development. LCC, through various wholly-owned subsidiaries, owns, operates, and develops shopping centers and other commercial real estate, primarily on the islands of St. Thomas and St. Croix. LCC currently owns and operates seven shopping centers and three commercial parks, and has additional projects in various stages of development. LCC also owns Premium Finance Company of the V.I., Inc. and its wholly-owned subsidiary, PFC-EC, which, together, engage in insurance premium financing in the U.S. and British Virgin Islands and throughout the Eastern Caribbean.
     Information about Lockhart Caribbean Corporation - its history, properties, current operations, plans for the future, and its management team - can be found on the company's website: www.lockhart.com.
     Inquiries can be made directly to Lockhart's Vice President for Investor Relations, Christine O'Keefe, at the Lockhart Caribbean Corporation's offices,
telephone   no.    340-776-   1900,    facsimile   no.    340-776-1940,    email
lockhart@lockhart.com.
                                                      * * * *
This press release contains forward-looking statements that are subject to risks and uncertainties. The Company's actual results could differ materially from those discussed in such forwardlooking statements, due to various factors which are outside the Company's control. Factors that could affect performance include those summarized under the caption "Risk Factors" in the Prospectus included with the Company's Registration Statement (Registration No. 33-35105) and the Company's other reports filed with the SEC.